Note 19 - Fair Value Measurements and Fair Values of Financial Instruments - Additional Information on Assets Measured at Fair Value on a Nonrecurring Basis (Details) - Appraisal of Collateral [Member] - Fair Value, Inputs, Level 3 [Member] - Meaurement Input, Appraisal Adjustments Rate [Member]
$ in Thousands
	Dec. 31, 2022 USD ($)
Impaired loans, fair value	$ 1,860
Impaired Loans [Member]
Unobservable input, range	0.10	[1],[2]

[1]	Appraisals may be adjusted by management for qualitative factors such as economic conditions and estimated liquidation expenses. The range and weighted average of liquidation expenses and other appraisal adjustments are presented as a percentage of the appraisal.
[2]	Fair value is generally determined through independent appraisals of the underlying collateral, which generally include various Level 3 inputs which are identifiable.